UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION
                      Washington, D.C.  20549


                            FORM 8-K/A
                          CURRENT REPORT

                          AMENDMENT NO. 1

              PURSUANT TO SECTION 13 OR 15(D) OF THE
                  SECURITIES EXCHANGE ACT OF 1934



DATE OF REPORT (Date of earliest event reported): APRIL 16, 1998


                  ITT EDUCATIONAL SERVICES, INC.
      (Exact name of registrant as specified in its charter)


         DELAWARE             1-13144          36-2061311
      (State or other       (Commission       (IRS Employer
      jurisdiction of      File Number)    Identification No.)
      incorporation)


  5975 CASTLE CREEK PARKWAY N. DRIVE
              P.O. BOX 50466
         INDIANAPOLIS, INDIANA                        46250-0466
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number,
     including area code:          (317) 594-9499

     The Registrant's Current Report on Form 8-K, dated April 16, 1998, is being amended to correct the Statements of Income included in Exhibit 99.1. Specifically, the column headings on the Statements of Income should read Three Months Ended March 31, 1998 and 1997. No other parts of the Current Report are being amended.

ITEM 5.   OTHER EVENTS

     The Press Release issued by the Company dated April 16,
1998, reporting the Company's financial results for the quarter ended March 31, 1998, is incorporated herein by reference and filed with this report as Exhibit 99.1.

ITEM 7.   FINANCIAL STATEMENTS AND EXHIBITS

          (a)  Financial statements of businesses acquired.

               Not applicable.

          (b)  Pro forma financial information.

               Not applicable.

          (c)  Exhibits.

               The list of exhibits set forth in the Index to Exhibits on page S-2 is incorporated herein by reference.

                            SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                             ITT Educational Services, Inc.

Date: April 17, 1998
                             By:       /S/ CLARK D. ELWOOD
                                  Clark D. Elwood, Senior Vice
                                   President, General Counsel &
                                    Secretary

                             INDEX TO EXHIBITS


EXHIBIT NO.           DESCRIPTION

   99.1 Text of Press Release issued by the Company dated April 16, 1998.



































                                S-2